Lakeland Bancorp, Inc.

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Year End 2010

Thomas J. Shara, President & CEO
Joseph F. Hurley, EVP & CFO
Nasdaq: LBAI

Lakeland Bancorp, Inc.

Statement Regarding Forward-Looking Information

The information disclosed in this document includes various forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1994 with respect to credit quality (including delinquency trends and the allowance for loan and lease losses), corporate objectives, and other financial and business matters. The words “anticipates”, “projects”, “intends”, “estimates”, “ expects”, “believes”, “plans”, “may”, “will”, “should”, “could”, and other similar expressions are intended to identify such forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks, and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements.

In addition to the risk factors disclosed elsewhere in this document, the following factors, among others, could cause the Company’s actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company’s markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislature affecting the financial services industry, government intervention in the U.S. financial system, passage by the U.S. Congress of legislation which unilaterally amends the terms of the U.S. Department of the Treasury’s preferred stock investment in the Company, changes in the levels of market interest rates, pricing pressures of the loan and deposit products, credit risks of the Company’s lending and leasing activities, customers’ acceptance of the Company’s products and services competition.

The above-listed risk factors are not necessarily exhaustive, particularly as to possible future events, and new risk factors may emerge from time to time. Certain events may occur that could cause the Company’s actual results to be materially different than those described in the Company’s periodic filings with the Securities and Exchange Commission. Any statements made by the Company that are not historical facts should be considered to be forward-looking statements. The Company is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

Lakeland Bancorp, Inc.

Corporate Profile

- $2.8 Billion Commercial Bank
- 3rd largest Commercial Bank headquartered in New Jersey (5th largest including thrifts)
- 47 branches
- 41 Year history


Lakeland Bank
Corporate Headquarters
Lakeland Bank
Corporate Headquarters

Lakeland Bancorp, Inc.

Stockholder Information ("LBAI")

- Market Cap - $257 million
- 25.4 million Shares (23.8 million float)
- 3,500 Registered Shareholders
- 43,000 Average Daily Share Volume (4Q 2010)
- Ownership:
  - 31% Institutional
  - 16% Insider
- 2.48% Dividend Yield
- Increased Cash Dividend 4Q'10
- 5% Stock Dividend 1Q'11
- Price / BV - 1.10
  Price / TBV - 1.81
  P/E - 16.1
  P/E Est. - 13.0

Stock Price $9.67 on February 18, 2011

Lakeland Bancorp, Inc.

Capital Position

as of December 31, 2010

- Stockholders' Equity - $261 million
- Equity to Assets - 9.34%
- $39 million of Capital Purchase Program proceeds
  (Paid back $20 million in August 2010)
- Tangible Common Equity - $136 million
- Book Value per Common Share - $8.82
- Tangible Book Value per Common Share - $5.35

Lakeland Bancorp, Inc.

New Jersey Marketplace

- NJ is #1 based on population density
- NJ is #1 in Median Household income
- NJ is #2 in Per Capita Income
- 7th highest state in total deposits
  (including banks & thrifts)



PA
NY
NYC
SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
UNION
HUNTERDON
SOMERSET
MIDDLESEX
MERCER
MONMOUTH
OCEAN
BURLINGTON
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

Source: SNL Financial 2010

Lakeland Bancorp, Inc.

NJ - #1 In Median Household Income

2010 Median household income:

- Current Markets:
  - Morris, NJ ($104,165) (#5 in U.S.)
  - Bergen, NJ ($84,344)
  - Sussex, NJ ($84,019)
  - Warren, NJ ($75,195)
  - Passaic, NJ ($62,332)
  - Essex, NJ ($55,914)
- Contiguous Markets:
  - Hunterdon, NJ ($109,643) (#3 in U.S.)
  - Somerset, NJ ($101,044) (#10 in U.S.)
  - Rockland, NY ($92,461)
  - Orange, NY ($67,743)

SOURCE: SNL FINANCIAL / ESRI

Lakeland Bancorp, Inc.

Attractive Business Opportunities

County	State	Total Deposits in Markets ($M) (1)	# of Small Businesses (2)
Current counties of operation			
Bergen	NJ	$ 38,484	32,828
Essex	NJ	$ 21,000	19,858
Morris	NJ	$ 18,781	17,370
Passaic	NJ	$ 9,696	12,046
Sussex	NJ	$ 2,278	3,641
Warren	NJ	$ 2,235	2,803
Total		**$ 92,474**	**88,546**
Contiguous counties			
Hudson	NJ	$ 24,021	13,059
Middlesex	NJ	$ 21,407	21,218
Union	NJ	$ 17,510	14,449
Rockland	NY	$ 8,025	9,093
Somerset	NJ	$ 8,456	9,783
Orange	NY	$ 5,508	8,975
Hunterdon	NJ	$ 3,314	4,128
Total		**$ 88,241**	**80,705**
Grand Total		**$180,715**	**169,251**


ORANGE
SUSSEX
ROCKLAND
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
HUNTERDON
SOMERSET
MIDDLESEX

SOURCE: SNL FINANCIAL / ESRI
(1) Data As Of June 30, 2010
(2) Data As Of 2008; Small Businesses Defined As Those With Less Than 100 Employees

Lakeland Bancorp, Inc.

Capitalize on Recent Consolidation Activity

- We have the opportunity to take advantage of recent consolidation activities in our target market area:
  - -Attract new customers seeking high service levels
  - -Attract quality employees seeking the "community bank" model

- Recent major acquisitions in our market area:
  - -Banco Santander / Sovereign Bancorp
  - -Wells Fargo / Wachovia
  - -JP Morgan / Washington Mutual
  - -Valley National / Greater Community
  - -Toronto-Dominion Bank / Commerce Bank


ORANGE
SUSSEX
ROCKLAND
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
HUNTERDON
SOMERSET
MIDDLESEX
LBAI Branches
Acquired Branches

SOURCE: SNL FINANCIAL / ESRI

Lakeland Bancorp, Inc.

Experienced Management Team

	Title	Years in Banking
Thomas J. Shara	President & CEO	30
Robert A. Vandenbergh	Chief Operating Officer	30
Joseph F. Hurley	Chief Financial Officer	25
David S. Yanagisawa	Chief Lending Officer	35
Ronald Schwarz	Chief Retail Officer	30
Jim Noonan	Chief Credit Officer	25
Lou Luddecke	Chief Operations Officer	30

Lakeland Bancorp, Inc.

Loan Portfolio

(Dollars in Millions)



$1,585
$196
$315
$72
$288
$108
$606
2006
$1,881
$356
$310
$79
$314
$119
$703
2007
$2,031
$312
$316
$102
$343
$143
$815
2008
$2,014
$120
$316
$108
$383
$173
$914
2009
$2,012
$67
$306
$71
$404
$194
$970
2010
2010 Change
Leases -44%
Consumer -3%
Construction -34%
Mortgage +5%
C & I +12%
CRE +6%
4%
20%
15%
3%
10%
48%

Lakeland Bancorp, Inc.

Loan Growth

(Dollars in Millions)

Loans	**+$135**	**+$194**	**+$175**	**+$51**
Leases	**+$160**	**-($ 44)**	**-($192)**	**-($53)**



$356
$1,525
2007
$312
$1,719
2008
$120
$1,894
2009
$67
$1,945
2010
Loans (ex leases)
Leases

Lakeland Bancorp, Inc.

Commercial Lending

Commercial Lending

- Six NJ Lending offices
- Legal lending limit - $39m, House limit - $26m
- Only fourteen borrowers with over $10 million exposure
- Average Commercial loan size approximately $500k
- Centralized lending approval

C & I Lending

- New Chief Lending Officer
- Hired eight (8) experienced lenders
- Expanded Asset Based Lending team
- Relationship Banking and Deposit Focus

Lakeland Bancorp, Inc.

CRE & Construction Loans

as of December 31, 2010

- Outstanding $1,041m
- Non-Performing $19.2m (1.84%)
- Only three loans > $1 million
- Charge-offs 0.87%



Office
10%
Other
12%
Owner Occupied
36%
Comm'l Constr.
6%
Multi- Family
10%
Resid Constr
8%
Mixed
6%
Retail
12%

Lakeland Bancorp, Inc.

Consumer Loans

as of December 31, 2010

- Outstanding $250m Home Equity + $56m Other
- 8,096 Loans in-market
- Non-Performing $2.9m (0.95%)
- 36 Non-Performing loans
- Charge-offs 0.62%



30%
24%
18%
12%
6%
0%
Average FICO scores (12/2010) = 748
0%
0%
1%
2%
7%
15%
18%
24%
26%
7%
< 500
500-539
540-579
580-619
620-659
660-699
700-739
740-779
780-819
> 820

Lakeland Bancorp, Inc.

Residential Loans

as of December 31, 2010

- Outstanding $404m of 1 - 4 Family loans
- 1,764 Loans in-market
- Non-Performing $12.8m (3.17%)
- 33 Non-Performing loans
- Charge-offs 0.10%



45%
36%
27%
18%
9%
0%
Average FICO scores (12/2010) = 741
0%
1%
2%
5%
13%
25%
44%
10%
0%
< 499
500-549
550-599
600-649
650-699
700-749
750-799
800-849
> 850
% of known FICOs

Leasing Run-Off

- Outstanding $67m (3% of Total Loans)
- Non-Performing $6.3m
- Charge-offs $2.9m



$386
$311
$194
$120
$91
$79
$67
6/08
12/08
6/09
12/09
6/10
9/10
12/10

Investment Securities

as of December 31, 2010

- $553.7m (20% of Total Assets)
- Delevered $70m in 3Q 2010
- Primarily for liquidity purposes
- Short agencies, MBS, Munis
- No CDOs, CLOs, auction rate bonds, etc.
- No Agency Preferreds, No Pooled TRUPs
- No significant write downs
- 2.70% Yield
- 3.60 year Weighted Average Life
- 3.17 year Modified Duration



20%
5%
12%
4%
59%
MBS/CMO ($327m)
Corporate Debt ($23m)
Munis ($67m)
Agencies ($112m)
Equities, FHLB, CRA ($25m)

Lakeland Bancorp, Inc.

Deposit Initiatives

- New Head of Retail Banking
- New Head of Retail Sales
- DDA Increased $61m or 19% in 2010
- Core Deposits = 81% of Total Deposits
- 4Q 2010 Cost of Deposits - 59bp

Lakeland Bancorp, Inc.

Deposits

(Dollars in Millions)



$1,859
$209
$293
$101
$631
$322
$303
2006
$1,988
$240
$364
$154
$620
$318
$292
2007
$2,056
$217
$394
$281
$572
$290
$302
2008
$2,157
$182
$284
$384
$673
$311
$323
2009
$2,196
$171
$242
$368
$714
$318
$383
2010
Time > $100k (8%)
Time < $100k (11%)
MMDA (17%)
NOW (33%)
Savings (14%)
DDA (17%)

Demand Deposits

(Dollars in Millions)


$321
$324
$323
$347
$358
$380
$383
2Q
3Q
4Q
1Q
2Q
3Q
4Q
2009
2010

Lakeland Bancorp, Inc.

2010 Full Year Results

- Net Income* $15.2m vs. $(8.6)m loss in 2009
- Net Interest Margin 3.95% up from 3.74%
- Charge-offs 0.87% of loans (0.75% ex leasing)
- Allowance to Loans 1.36% vs. 1.27% Dec. 2009
- Efficiency ratio 57% vs. 62% 2009
- Paid down $20m of $59m TARP

*Available to Common Shareholders

Net Income
Available to Common Shareholders
(Dollars in Millions)



$17.0
$18.0
$15.2
-$8.6
$15.2
2006
2007
2008
2009
2010

Pre-Tax, Provision & TARP

(Dollars in Millions)



$26.2
$32.2
$46.1
$38.4
$48.6
2006
2007
2008
2009
2010

Lakeland Bancorp, Inc.

Summary

(Dollars in Millions)

	2010	2009	Change $	Change %
Net Interest Income	$99.7	$93.4	$6.3	6.8%
Fee Income (ex Security Gains)	17.7	16.0	1.7	10.6%
Revenue (ex G/L sec & debt and provision)	$117.4	$109.4	$8.0	7.3%
Expenses (ex loan prepayment)	(68.8)	(71.0)	2.2	(3.1%)
Pretax, Adjusted	**$48.6**	**$38.4**	**$10.2**	**26.6%**

Lakeland Bancorp, Inc.

Earnings Per Share



TARP
$0.04
$0.05
$0.05
$0.15
$0.15
$0.13
$0.17
3Q '09
4Q '09
1Q '10
2Q '10
3Q '10
4Q '10

Lakeland Bancorp, Inc.

Net Interest Margin

	2010	2009	Change
Asset Yield	4.97%	5.34%	(0.37%)
IB Liability Cost	1.21	1.89	(0.68)
Spread	3.76	3.45	0.31
NIM	3.95%	3.74%	0.21%

Lakeland Bancorp, Inc.

Margin Trends


5.75%
4.70%
3.65%
2.60%
1.55%
0.50%
1Q '09
3Q '09
1Q '10
3Q '10
Asset Yield
IB Liabilities
NIM

Lakeland Bancorp, Inc.

Interest Rate Profile

December 31, 2010

Simulation - 12 months	Net Interest Income		
Flat Rates	$100.8 million		
Rates Up 200 bp	$97.6 million	<$3.2m>	<3.3%>
Rates Down 200 bp	$98.1 million	<$2.7m>	<2.6%>

EVPE			
Flat Rates	$350.8 million		
Rates Up 200 bp	$323.0 million	<$26.2m>	<7.9%>
Rates Down 200 bp	$320.0 million	<$30.8m>	<8.6%>

Lakeland Bancorp, Inc.

Deposit Pricing Trends



Weighted Average cost of total deposits for the quarter
1.83%
1.82%
1.53%
1.37%
1.21%
0.97%
0.82%
0.70%
0.64%
0.59%
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
2008
2009
2010

Lakeland Bancorp, Inc.

Favorable Credit Metrics
4Q 2010

NPA / Total Assets



1.90%
2.10%
4.23%
LBAI
Mid Atlantic
National

Net Charge Offs / Ave Loans



0.89%
0.90%
1.80%
LBAI
Mid Atlantic
National

SOURCE: SNL FINANCIAL / ESRI
Mid Atlantic= $1-10 billion U.S. publicly traded commercial banks (NY, NJ, PA, MD, DE, DC)
National= $1-10 billion U.S. publicly traded commercial banks (50 states)

Lakeland Bancorp, Inc.

Credit Metrics

December 31, 2010 (dollars in millions)	Outstanding	NPA	Net Charge-Offs	Charge-Offs as a % of Outstanding
CRE	$1,041	$19.7	$9.1	0.87%
C & I	194	1.7	3.2	1.65%
Consumer	306	3.0	1.9	0.62%
Residential Mortgages	404	13.4	0.4	0.10%
Total Ex Leasing	1,945	37.8	14.6	0.75%
Leasing	67	6.8	2.9	4.33%
TOTAL	$2,012	$44.6	$17.5	0.87%

Lakeland Bancorp, Inc.

Non-Interest Expense[1] / Average Assets

(1) excludes debt prepayment fees



3.2%
3.0%
2.7%
2.5%
2.2%
2.0%
2.97%
2.51%
2006
2007
2008
2009
1Q '10
2Q '10
3Q '10
4Q '10
Lakeland Bank
Mid Atlantic Peer Avg.

SOURCE: SNL FINANCIAL / ESRI

Mid Atlantic= $1-10 billion U.S. publicly traded commercial banks (NY, NJ, PA, MD, DE, DC)

Lakeland Bancorp, Inc.

Capital Ratios

	Well Capitalized	12/31/2010
Tier 1 Ratio	6%	12.43%
Total Risk Based Capital Ratio	10%	13.68%
Leverage Ratio	5%	9.21%
Tangible Common Equity Ratio		5.01%

Lakeland Bancorp, Inc.

LBAI Investment Considerations

- Attractive market demographics
- Experienced executive management team
- Strong C&I loan and related deposit growth
- Stable asset quality
- Low cost, core deposit funding profile
- Strong NIM, limited interest rate risk
- Disciplined expense culture
- Strong 2010 earnings
- Dividend yield 2.48%